Our corporate
color is
blue
But we've never
stopped being
green

CHITTENDEN
CORPORATION

As of March 31, 2007 Exhibit 99.1

• Multi-bank holding company with significant operating autonomy at the individual banks
• Banking assets of $6.6 billion at March 31, 2007
• Listed on the NYSE (CHZ), market capitalization as of March 31, 2007 was
$1.4 billion
• 122 full service banking offices and 152 ATM locations in VT, NH, MA, ME and CT
• Commercial loans represent over 73% of the total loan portfolio and core deposits comprise 96% of total funding
• Strong wealth management operation with assets under management of over $2.1 billion
• Excellent credit quality with year-to-date net charge-offs of .02% and an allowance for credit losses to loans (excluding municipal loans) of 1.39%
Who We Are

Recognized competency in an attractive business mix
Deep relationships with worthwhile customers
Conservative underwriting standards and disciplined lending
Efficient generator of low cost stable deposits
Proven leadership focus to achieve superior financial results
Well-established and tangible shareholder orientation
A Tradition of Success

CHITTENDEN
CORPORATION

CANADA
QUÉBEC
UNITED STATES
MAINE
VERMONT
NEW HAMPSHIRE
Gulf of Maine
Manchester
Atlantic
Ocean
Lowell
Boston
MASSACHUSETTS
Massachusetts
Bay
Worcester
Springfield
CONNECTICUT
R.I.
Providence
Cape Cod
Bay

3/31/07%
Assets (in millions)
Chittenden Bank $3,347 50%
Ocean National Bank $1,587 24%
Bank of Western Mass $774 12%
Flagship Bank $518 8%
Maine Bank & Trust $384 6%
Total $6,610 100%
VT 43%
MA 27%
NH 21%
ME 9%
VT 53%
MA 20%
NH 18%
ME 9%
3/31/07
Loans by State
Deposits by State
3/31/07
Our Target Markets

CUSTOMERS
CUSTOMERS
Chittenden
Bank
Ocean
National Bank
Bank of Western
Massachusetts
Flagship Bank
& Trust
Maine Bank &
Trust
CHITTENDEN SERVICES CHITTENDEN SERVICES
GROUP GROUP
CORPORATE CORPORATE
Corporate Structure

Vermont Market
• Population over 620,000
• Greater Burlington population 150,000
• 13% population growth in Chittenden County since 1990
• Greater Burlington median household income of $48,000
• Greater Burlington median age = 34
• Homeownership rate of over 70% exceeds national average
• Median housing value increased by 24% from 2000-2003
• Nearly 9,000 new business startups in 2004
• 23% new job growth 1990-2000 (Greater Burlington area)
• 30,000 businesses and 70,000 households
• Small Business Culture - 50% of jobs are from companies
with less than 100 employees
• Over 20 colleges and universities in Vermont
Our Target Markets

Greater Springfield Market     Greater Worcester Market
• Population nearly 850,000 in Pioneer Valley and
North Central, CT
• Median household income of $41,000
• Median age = 36
• Above national/regional employment averages in
education, insurance, health services,
manufacturing
• 1993 - 2000 Pioneer Valley job growth over 15%
• 23,000 businesses and 90,000 households
• Telecommunications crossroads for New England
• Hartford/Springfield “the knowledge corridor”—26
colleges and universities
• 3rd largest city in New England
• Population of 777,000 in Worcester Co.
• 6 million people within a 50 mile radius
• Median household income of $48,000
• Median age = 36
• 32,000 new jobs created in Worcester area
between 1991 - 2003
• Over 18% job growth in region (1993 - 2000)
• Value of Worcester’s total assessed property value up
nearly 15% in FY2003
• Over 25,000 businesses and 110,000 households
• 16 colleges in Worcester Co.
• Known as “The Center of Excellence in Biotechnology”
Our Target Markets

Southern NH/Seacoast Market
• Total regional population over 1 million
• 17% population growth 1990 - 2003
• Median household income of $50,000
• Median age = 37
• Large pool of professionals, 42% of Portsmouth
residents hold a bachelor’s degree or >
• 75% of NH businesses employ <10 people
• Over 50% of all employees are with firms <250
people
• Over 5,000 new business startups in NH annually
(1998-2002)
• New Hampshire gross domestic product up 5.6% in
2003, 16
th
fastest growth in the United States
• Over 40,000 businesses and 150,000 households
• NH business friendly—no sales tax, inventory tax,
use tax, income tax, or capital gains tax
Greater Portland Market
• Combined population of Cumberland and York Co.
nearly 470,000
• 15% population growth 1990 - 2003
• Median household income of $44,000
• Median age = 35
• Median housing value up 36% for 2000-2003
• 30% of population with bachelor’s degree or higher
• 25% increase in residential building permits from
2000-2003
• 20% of Maine workforce in businesses with
4 or < employees
• Over 20,000 businesses and nearly 60,000
households
• 3.6 million tourist visits annually to Portland area
• Named #1 market in small business vitality
(American City Business Journal, 2005)
Our Target Markets

Our Target Customers
Commercial Banking
Businesses with Revenues of
$1 to $100 Million; Loan Needs up to $20
Million; Multiple Product and Service Needs
Community Banking
Individuals and Families who are Financially
Sophisticated with Multiple Product and Service
Needs and Household Incomes building
to > $50,000
Wealth Management
Businesses and Individuals with Investment
Management, Brokerage, Trust and/or Private
and Professional Banking Needs

10 Commercial & Community Banking

A Diversified Loan Portfolio
12/31/03
3/31/07
Consumer
7%
Municipal
2%
Multi Family
5%
Commercial RE
38%
Home Equity
7%
Residential
19%
Construction
4%
C&I
18%
Total loans as of December 31, 2003 and March 31,2007 were $3.7 billion and $4.8 billion respectively
Consumer
5%
Municipal
3%
Multi Family
5%
Commercial RE
41%
Home Equity
7%
Residential
16%
Construction
5%
C&I
18%
Growth in C & I and Commercial Real Estate
14%
10%
7% 7%
25%
0%
10%
20%
30%
2003 2004 2005 2006 3/07
67% 70% 71%
72%
72%
28%
28%
29%
30%
33%
0%
20%
40%
60%
80%
2003 2004 2005 2006 3/07
Commercial Consumer

Commercial Loan Diversification by Industry
1. This chart encompasses the total commercial loan portfolio at March 31, 2007, which includes C&I, municipal, commercial RE, construction, and multi family loans.
2. Industry classifications are based on NAICS sector codes and loan type
Real Estate, Rental and Leasing
32.08%
Finance and Insurance
1.69%
Manufacturing
9.82%
Information
1.13%
Construction
7.06%
Mining
0.50%
Public Administration
2.42%
Arts, Entertainment, and Recreation
2.27%
Health Care and Social Assistance
4.86%
Transportation and Warehousing
1.83%
Utilities
0.01%
Accommodation and Food Services
11.82%
Admin/Support & Waste Mgt & Remediation
Svcs
1.20%
Retail Trade
8.40%
Management of Companies and Enterprises
0.24%
Professional, Scientific, and Technical
Services
2.64%
Educational Services
3.57%
Other Services (except Public
Administration)
2.65%
Wholesale Trade
4.58%
Other
0.23%
Agriculture, Forestry, Fishing and Hunting
1.02%

Real Estate, Rental and Leasing
1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12
2. Industry classifications are based on NAICS sector codes
Cash Secured
0.57%
Development
0.55%
Educational
0.07%
Land
1.99%
Auto Sales/Svc Station
1.46%
Elderly Housing
0.63%
Hotel/Motel
0.92%
Office
24.28%
Multifamily
14.89%
Recreational
0.43%
Restaurant/Bar
1.50%
Other
2.00%
Other
2.87%
Mixed
14.77%
Industrial
8.04%
Mercantile
1.00%
Manufacturing
1.57%
Mobile Home Park
0.77%
Other Business Assets
1.48%
Shopping Centers/Stores
10.07%
Warehouse
4.81%
1-4 Family
5.33%

Continuing Core Deposit Growth
12/31/03 3/31/07
Total Core Deposits as of December 31, 2003 and March 31, 2007 were $5.0 billion and $5.5 billion respectively
CDs < $100,000
15%
CDs > $100,000
5%
CMA/MMA
30%
Demand Deposits
17%
NOW
17%
Savings
10%
Borrowings
6%
35%
34%
32% 32%
31%
28%
30%
32%
34%
36%
2003 2004 2005 2006 3/07
Transaction Deposits % of Total Funding
56%
44%
57%
43%
53%
47%
51%
49%
51%
49%
0%
15%
30%
45%
60%
75%
2003 2004 2005 2006 3/07
Consumer Commercial
CDs < $100,000
15%
CDs > $100,000
13%
CMA/MMA
28%
Demand Deposits
15%
NOW
15%
Savings
8%
Borrowings
6%

CHITTENDEN CORPORATION

Maine
Vermont
New Hampshire
Massachusetts

Business Services
Cash Management (11%)
• High level of service to business clients
• Seasoned delivery team with national
level expertise
• Full menu of products
Merchant Services
ACH
Lock box
Sweep accounts
Payroll Services (5%)
• Over 1,700 customers
• Full menu of products
• Annualized three year growth rate of 20%
Business Credit Cards  (2%)
• Only available to commercial customers
• Credit review performed as part of  the
normal commercial lending process
• Outstanding loans were $11.4 million
and interchange fee income for the first
three months of 2007 was $365,000
Retirement Plan Services (1%)
• Primary focus is on defined benefit
and contribution plans
• 504 customers advised
• Full array of services
Design
Administration/recordkeeping
Custodial/trustee
Investment management
Insurance (12%)
• Specializes in commercial property and
casualty insurance
• Gross premiums for the first three months
of 2007 were $16 million
* Numbers in ( ) are a percentage of total noninterest income

Captive Insurance
• Vermont is the U.S. domicile of choice for captive insurance companies
– 65% of the active captive insurers bank with Chittenden*
• Vermont has more captive insurance companies than all other states combined
• Over $308 million in bank deposits and $1 billion in Institutional Trust Assets under administration
• Over $61 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank
*Some Chittenden customers have more than one captive
674
717
754
788
797
600
800
2003 2004 2005 2006 3/07
Captives in Vermont

Government Banking
• Leader in government banking for Vermont
• Expanding our presence within the Massachusetts and New Hampshire franchises
• Customers use a wide array of transaction, loan and deposit products
• Over $159 million in municipal loans and $493 million in deposits and repos
Loans
VT
79%
MA
19%
NH
2%
Deposits & Repurchase Agreements
VT
60%
MA
17%
NH
22%
ME
1%

Mortgage Banking
• Originations for the first three months of 2006 and 2007 were $84 million and $86 million, of which $67 million and $70 million, respectively, were sold in the secondary markets
• Underlying coupons in the mortgage servicing portfolio remain very low
Mortgage servicing portfolio of $2.0 billion at March  31, 2007 with a conservative valuation of $14.2 million or 70 basis points*
• Continued expansion through our affiliate banks into other states
2001 2004 2005 2006 3/07
Under 5% 0% 11% 10% 8%
8%
5%<6% 2% 52% 55% 49%
48%
6%<7% 38% 30% 30% 37%
38%
7%<8% 50% 6% 4% 5%
5%
Over 8% 10% 1% 1% 1%
1%
*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at March 31, 2007 was $19.4 million, or 98 basis points
Originations by Bank
FBT
5%
ONB
20%
Chittenden
53%
BWM
15%
MBT
7%

19 Wealth Management

Asset Management Services
As of 3/31/07
Assets Under Management
• Over $2.1 billion in assets under management
• Over $1.2 billion in assets under administration
• Asset management and personal trust services
• Average managed account fee of 72 bps
54%
33%
13%
0%
20%
40%
60%
Equity Bonds Cash

Wealth Management
Retail Investments – Broker/Dealer
• $423 million in assets under administration
• 2007 Revenue:
– 14% Annuity and Life Insurance
– 86% Brokerage
– 0% Other
• Serving 10,920 customers in four states
Bond Administration Services
• Operates throughout New England
• Over $3.1 billion in assets under administration
• Revenue for the first three month of 2007 was
$657,000
Retail Investment Revenue by State
VT
76%
MA
5%
NH/ME
19%
Bond Administration Revenue by State
7%
27%
65%
1%
0% 20% 40% 60% 80%
VT
MA
NH
ME

22 Financial Performance

Consistent Superior Financial Performance
Strong net interest margin
Low cost stable sources of funding and excellent liquidity position
Strong fee based revenues in targeted businesses
Conservative reserves and excellent credit quality
Strong capital base
*SNL Securities $5-$10 Billion index.   Data as of March 31, 2007 not yet available.
Net Interest Margin
4.21%
4.31%
4.24%
4.06%
3.82%
3.89%
3.87%
3.80%
4.12%
3.00%
4.00%
5.00%
2003 2004 2005 2006 3/07
CHZ SNL*

Average Cost of Funds Average Cost of Deposits
Average Yield on Securities
Average Yield on Loans
5.4%
6.1%
5.7%
6.6%
7.6%
5.5%
7.0%
7.2% 6.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2003 2004 2005 2006 3/07
CHZ SNL*
4.4%
4.3%
4.5%
4.8%
4.3%
4.1%
4.2%
4.2%
4.2%
3.0%
5.0%
7.0%
9.0%
2003 2004 2005 2006 3/07
CHZ SNL*
2.4%
2.0%
1.2%
0.7%
0.9%
2.4%
1.8%
1.1%
1.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2003 2004 2005 2006 3/07
CHZ SNL*
2.6%
2.2%
1.4%
0.8%
1.0%
2.9%
2.1%
1.4%
1.7%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2003 2004 2005 2006 3/07
CHZ SNL*
*SNL Securities $5-$10 Billion index.   Data as of March 31, 2007 not yet available.

Noninterest Income
Business
Services
17%
Mortgage
Banking
23%
Deposit
Services
19%
Other
20%
Wealth
Management
21%
3/31/07 12/31/03
Business
Services
31%
Mortgage
Banking
11%
Deposit
Services
25%
Other
5%
Wealth
Management
28%
Noninterest Income/Operating Revenue
30.79%
24.56%
23.53%
21.99%
22.26%
29.98%
26.65%
24.84%
31.75%
15.00%
25.00%
35.00%
2003 2004 2005 2006 3/07
CHZ SNL*
*SNL Securities $5-$10 Billion index.   Data as of March 31, 2007 not yet available.

Noninterest Expense
12/31/03 3/31/07
Benefits
12%
Occupancy
13%
DP Exp
2%
Other
23%
Compensation
50%
*SNL Securities $5-$10 Billion index.   Data as of March 31, 2007 not yet available.
Benefits
10%
Occupancy
12%
DP Exp
5%
Other
26%
Compensation
47%
Efficiency Ratio
61.82%
58.87%
58.96%
58.67%
58.72%
56.67%
55.98%
58.49%
57.81%
52%
56%
60%
64%
2003 2004 2005 2006 3/07
CHZ SNL*

Financial Summary
2003 2004 2005 2006 3/07
Per Common Share
Earnings Diluted Earnings $1.60 $1.56 $1.74 $1.83 $0.44
Cash Earnings* $1.64 $1.60 $1.78 $1.86 $0.45
Dividends $0.64 $0.70 $0.72 $0.78 $0.20
Book Value $12.81 $13.56 $14.34 $14.79 $14.85
Tangible Book Value* $7.59 $8.45 $9.35 $9.70 $9.70
Ratios Dividend Payout Ratio 39.17% 43.88% 40.78% 42.35% 45.37%
Return on Average Equity 13.27% 12.13% 12.72% 12.80% 12.21%
Return on Average Tangible Equity* 21.75% 20.32% 20.22% 19.83% 18.93%
Return on Average Assets 1.25% 1.23% 1.32% 1.33% 1.26%
Return on Average Tangible Assets* 1.33% 1.32% 1.40% 1.40% 1.34%
Net Interest Margin 4.12% 4.21% 4.31% 4.24% 4.06%
Efficiency Ratio 61.82% 58.67% 56.67% 55.98% 58.72%
Credit NPAs to Loans & OREO 0.39% 0.49% 0.36% 0.43% 0.49%
Credit Loss Reserve to Loans 1.54% 1.45% 1.38% 1.35% 1.34%
Net Charge-Offs to Average Loans 0.16% 0.07% 0.05% 0.12% 0.08%
+
Capital Tangible* 6.14% 6.71% 7.01% 7.10% 6.80%
Leverage 7.91% 8.54% 9.21% 9.24% 9.11%
Tier 1 10.22% 10.61% 11.23% 11.56% 10.93%
Risk-Based 11.47% 11.82% 12.40% 12.78% 14.52%
* see Appendix
+
Annualized

28 Risk Management

Credit Quality
Net Charge-offs to Average Loans
NPAs to Loans & OREO
0.49%
0.43%
0.36%
0.49%
0.39%
0.40%
0.38%
0.60%
0.65%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
2003 2004 2005 2006 3/07
CHZ SNL*
Credit Reserves/Loans
0.16%
0.07%
0.20%
0.13%
0.08%
0.05%
0.12%
0.10%
0.27%
0.00%
0.15%
0.30%
0.45%
2003 2004 2005 2006 3/07
CHZ SNL*
1.54%
1.45%
1.44%
1.29%
1.34%
1.38%
1.35%
1.18% 1.20%
1.00%
1.20%
1.40%
1.60%
1.80%
2003 2004 2005 2006 3/07
CHZ SNL*
*SNL Securities $5-$10 Billion index.   Data as of March 31, 2007 not yet available.
+ Annualized
+

Granularity of Non-Accrual Loans
As of 3/31/07
Book  Size of Total
Relationship Balance %
$3.0 MM to $5.0 MM $4,033 17%
$1.0 MM to $3.0 MM 6,498 28%
$500 M to $1.0 MM 504 2%
$100 M to $500 M 9,799 42%
<$100 M 2,448 11%
Total $23,282 100%

Interest Rate Risk
• Naturally Hedged
• Static Gap
6 month  -8.86% 12 month -4.70%
• Net Interest Income Sensitivity *
+50 bps -0.65%
+25 bps -0.41%
-25 bps +0.05%
-50 bps +0.02%
• Net Income Sensitivity *
+50 bps -1.25%
+25 bps -0.76%
-25 bps +0.12%
-50 bps +0.08%
*12 month forward ramped estimates as of 3/31/07
Rate Ramp-Net Interest Income
-0.41%
-0.04%
0.36%
0.42%
0.28%
0.01%
0.05%
-0.55%
-0.72%
-0.39%
-1.00%
-0.50%
0.00%
0.50%
2003 2004 2005 2006 3/07
UP 25 BP Qtr DOWN 25 BP Qtr

32 In Summary

A Compelling Story
• Strong market share and a proven acquisition acumen
• Low risk balance sheet with a prudent growth strategy
• Diversified banking services with a solid balance of revenues
• Low exposure to volatile sectors with a fortress balance sheet
Annual Equivalent
Total Shareholder Return
Annual Equivalent
8.17%
6.25%
5.84%
0%
5%
10%
15%
CHZ S&P 500 Dow Jones Ind
Avg
5-Year Period
11.37%
8.20% 8.61%
0.00%
10.00%
20.00%
30.00%
CHZ S&P 500 Dow Jones Ind
Avg
10-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com
This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-
looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ from historical performance or future expectations.

35 Appendix

CHITTENDEN CORPORATION

Reconciliation of non-GAAP measurements to GAAP

Tangible Capital/Book Value	YTD Dec-03	YTD Dec-04	YTD Dec-05	YTD Dec-06	QTD Mar-06	QTD Mar-07
Total Equity	586,652	628,352	671,390	671,086	669,796	664,160
Goodwill	216,431	216,136	216,038	216,038	216,038	216,038
Identified Intangible	22,733	20,422	17,655	14,996	17,655	14,332
Tangible Equity (A)	347,488	391,794	437,697	440,052	436,103	433,790
Total Assets	5,900,644	6,078,305	6,473,536	6,431,803	6,454,148	6,610,171
Goodwill	216,431	216,136	216,038	216,038	216,038	216,038
Identified Intangible	22,733	20,422	17,655	14,996	17,655	14,332
Tangible Assets (B)	5,661,480	5,841,747	6,239,843	6,200,769	6,220,455	6,379,801
Tangible Capital (A)/(B)	6.14%	6.71%	7.01%	7.10%	7.02%	6.80%
Common Shares Outstanding at Year End (C)	45,795,688	46,341,819	46,829,048	45,360,125	46,748,381	44,722,223
Tangible Book Value (A)/©	$7.59	$8.45	$9.35	$9.70	$9.34	$9.70

Tangible Ratios	YTD Dec-03	YTD Dec-04	YTD Dec-05	YTD Dec-06	QTD Mar-06	QTD Mar-07
Net Income (GAAP)	$72,253	$72,680	$82,039	$85,468	$20,198	$20,025
Amortization of identified intangibles, net of tax	1,786	2,000	1,799	1,728	432	432
Tangible Net Income (A)	74,039	74,680	83,838	87,196	20,630	20,457
Average Equity (GAAP)	$544,522	$599,218	$644,929	$667,753	$671,058	$664,993
Average Identified Intangibles	22,493	21,741	19,056	16,320	17,323	14,662
Average Deferred Tax on Identified Intangibles	(5,763)	(6,392)	(4,785)	(4,430)	(4,610)	(3,993)
Average Goodwill	187,369	216,519	216,127	216,038	216,038	216,038
Average Tangible Equity (B)	$340,423	$367,350	$414,531	$439,825	$442,307	$438,286
Return on Average Tangible Equity (A) / (B)	21.75%	20.32%	20.22%	19.83%	18.92%	18.93%
Average Assets (GAAP)	$5,777,538	$5,903,245	$6,225,167	$6,449,556	$6,430,410	$6,427,488
Average Identified Intangibles	22,493	21,741	19,056	16,320	17,323	14,662
Average Deferred Tax on Identified Intangibles	(5,763)	(6,392)	(4,785)	(4,430)	(4,610)	(3,993)
Average Goodwill	187,369	216,519	216,127	216,038	216,038	216,038
Average Tangible Assets (C)	$5,573,439	$5,671,377	$5,994,769	$6,221,628	$6,201,659	$6,200,781
Return on Average Tangible Assets (A) / (C)	1.33%	1.32%	1.40%	1.40%	1.35%	1.34%

Cash Earnings	YTD Dec-03	YTD Dec-04	YTD Dec-05	YTD Dec-06	QTD Mar-06	QTD Mar-07
Net Income (GAAP)	$72,253	$72,680	$82,039	$85,468	$20,198	$20,025
Amortization of identified intangibles, net of tax	1,786	2,000	1,799	1,728	432	432
Tangible Net Income (A)	74,039	74,680	83,838	87,196	20,630	20,457
Net Income (Operating) (A)	$74,039	$74,680	$83,838	$87,196	$20,630	$20,457
Average Common and Common Equivalents (B)	45,150	46,731	47,051	46,802	47,401	45,750
Cash Earnings (A) / (B)	$1.64	$1.60	$1.78	$1.86	$0.44	$0.45

36